Exhibit 32

                                  CERTIFICATION

In connection with the Quarterly Report of Cameron International, Inc. on Form 10-QSB for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof, I, Stephen Samuels, Chief Executive and Accounting Officer of Cameron International, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15 of the Securities and Exchange Act of 1934, as amended, and

     2. The information contained in the Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the registrant.


IN WITNESS WHEREOF, the undersigned has executed this certification as of the 10th day of November, 2004.


/s/ Stephen Samuels
-----------------------------
Stephen Samuels
President, Treasurer & Director
(Principal Executive and Accounting Officer)